UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2014

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(864) 231-1200

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On July 1, 2014, Hampshire Group, Limited (the “Company”) issued a press release announcing that it had entered into a License Agreement with Gramicci, a California-based hiking and climbing-inspired brand owned by the Company’s Chief Executive Officer, Paul Buxbaum. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1          Press release of Hampshire Group, Limited dated July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ Trey A. Darwin
Name: Trey A. Darwin
Title: Vice President and Chief Financial Officer

Dated: July 1, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press release of Hampshire Group, Limited dated July 1, 2014.